     As filed with the Securities and Exchange Commission on March 19, 1999
                                                 Registration No. 333-__________
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                           ---------------------------


                       ECLIPSE SURGICAL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                 CALIFORNIA                                   77-0223740
       (State or other jurisdiction of                     (I.R.S. Employer
       incorporation or organization)                   Identification Number)

                                 1049 KIEL COURT
                           SUNNYVALE, CALIFORNIA 94089
                                 (408) 548-2100
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                    CARDIOGENESIS 1993 EQUITY INCENTIVE PLAN
                    CARDIOGENESIS 1996 EQUITY INCENTIVE PLAN
                 CARDIOGENESIS 1996 DIRECTORS STOCK OPTION PLAN
                 CARDIOGENESIS 1996 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plans)
                           ---------------------------

                                RICHARD P. POWERS
                   VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                       ECLIPSE SURGICAL TECHNOLOGIES, INC.
                                 1049 KIEL COURT
                           SUNNYVALE, CALIFORNIA 94089
                                 (408) 548-2100
                (Name, address, including zip code, and telephone
               number, including area code, of agent for service)

                           ---------------------------

                                    Copy to:
                             JEFFREY D. SAPER, ESQ.
                         J. ROBERT SUFFOLETTA, JR., ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                        PALO ALTO, CALIFORNIA 94304-1050

                                                            CALCULATION OF REGISTRATION FEE
==================================================================================================================================
                                                                         PROPOSED MAXIMUM      PROPOSED MAXIMUM      AMOUNT OF
                    TITLE OF SECURITIES                   AMOUNT TO BE    OFFERING PRICE      AGGREGATE OFFERING   REGISTRATION
                      TO BE REGISTERED                   REGISTERED(1)      PER SHARE               PRICE               FEE
----------------------------------------------------------------------------------------------------------------------------------
Common Stock, no par value
- To be issued upon exercise of options outstanding
    under the CardioGenesis 1993 Equity Incentive Plan   588,266 shares      $ 0.66(2)           $   388,138        $   108.00
----------------------------------------------------------------------------------------------------------------------------------
Common Stock, no par value
- To be issued upon exercise of options outstanding
    under the CardioGenesis 1996 Equity Incentive Plan   908,374 shares      $ 7.62(2)           $ 6,926,261        $ 1,926.00
----------------------------------------------------------------------------------------------------------------------------------
Common Stock, no par value
- To be issued upon exercise of options outstanding
   under the CardioGenesis 1996 Directors Stock
   Option Plan                                            63,960 shares      $ 9.22(2)           $   589,635        $   164.00
----------------------------------------------------------------------------------------------------------------------------------
Common Stock, no par value
- To be issued upon exercise of options outstanding
   under the CardioGenesis 1996 Employee Stock
   Purchase Plan                                         178,400 shares      $10.09(3)           $ 1,800,725        $   501.00
----------------------------------------------------------------------------------------------------------------------------------
    Total                                              1,739,000 shares                          $ 9,704,759        $ 2,699.00
==================================================================================================================================


(1) This Registration Statement covers an aggregate of 1,739,000 shares of Common Stock which may be issued pursuant to the CardioGenesis 1993 Equity Incentive Plan, the CardioGenesis 1996 Equity Incentive Plan, the CardioGenesis 1996 Directors Stock Option Plan, and the CardioGenesis 1996 Employee Stock Purchase Plan. The outstanding options under these plans were assumed by the Registrant in connection with the merger of a wholly-owned subsidiary of the Registrant with and into CardioGenesis Corporation which occurred on March 17, 1999.

(2) Computed in accordance with Rule 457(h) under the Securities Act of 1933, as amended, solely for the purpose of calculating the registration fee on the basis of the weighted average exercise price of the outstanding options under such plan.

(3) Computed in accordance with Rule 457(h) under the Securities Act of 1933, as amended, solely for the purpose of calculating the registration fee. The proposed maximum offering price per share with respect to the 178,400 shares being registered under the 1996 Employee Stock Purchase Plan was determined to be 85% of the average of the high and low price reported in the Nasdaq National Market on March 15, 1999.
================================================================================

                       ECLIPSE SURGICAL TECHNOLOGIES, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                                     PART II

ITEM 3.    INCORPORATION OF DOCUMENTS BY REFERENCE.

      The following documents have been filed by Eclipse Surgical Technologies, Inc. (the "Registrant") with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference:

        (a) Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

        (b) Registrant's Quarterly Reports on Form 10-Q for the quarters ended September 30, 1998, June 30, 1998, and March 30, 1998;

        (c) Registrant's Definitive Proxy Materials filed with the Commission on March 25, 1998;

        (d) Registrant's Current Reports on Form 8-K filed with the Commission on November 3, 1998 and December 11, 1998;

        (e) The description of Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A dated April 19, 1996.

      All documents filed by Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date hereof, and prior to the filing of a post-effective amendment which indicates that all securities offered hereunder have been sold or which deregisters all securities then remaining unsold under this registration statement, shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such documents.


ITEM 4.    DESCRIPTION OF SECURITIES.

      Not applicable.


ITEM 5.    INTERESTS OF NAMED EXPERTS AND COUNSEL.

      Not applicable.


ITEM 6.    INDEMNIFICATION OF DIRECTORS AND OFFICERS.

      Section 204 of the General Corporation Law of the State of California ("California Law") authorizes a corporation to adopt a provision in its articles of incorporation eliminating the personal liability of directors to corporations and their shareholders for monetary damages for breach or alleged breach of directors' "duty of care." Following a California corporation's adoption of such a provision, its directors are not accountable to corporations and their shareholders for monetary damages for conduct constituting negligence (or gross negligence) in the exercise of their fiduciary duties; however, directors continue to be subject to equitable remedies such as injunction or rescission. Under California Law, a director also continues to be liable for (1) a breach of his or her duty of loyalty; (2) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (3) illegal payments of dividends; and (4) approval of any transaction from which a director derives an improper personal benefit. The adoption of such a provision in the articles of incorporation also does not limit directors' liability for violations of the federal securities laws.

     Section 317 of the California Law makes a provision for the indemnification of officers, directors and other corporate agents in terms sufficiently broad to indemnify such persons, under certain circumstances, for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the "Securities Act"). An amendment to Section 317 provides that the indemnification provided by this section is not exclusive to the extent additional rights are authorized in a corporation's articles of incorporation.

      Article IV of the Registrant's Restated Articles of Incorporation and
Article VI of the Registrant's Amended and Restated Bylaws provide for indemnification of its directors, officers, employees and other agents to the maximum extent permitted by California Law.

ITEM 7.    EXEMPTION FROM REGISTRATION CLAIMED.

      Not applicable.

ITEM 8.    INDEX TO EXHIBITS.



       Exhibit
       Number                     Description of Document
       ------                     -----------------------
        4.1     CardioGenesis 1993 Equity Incentive Plan (Filed as an exhibit to
                CardioGenesis Corporation's Form SB-2, file number 333-3752-LA, and incorporated herein by reference).

        4.2     CardioGenesis 1996 Equity Incentive Plan (Filed as an exhibit to
                CardioGenesis Corporation's Form S-8, file number 333-35095, dated September 8, 1997, and incorporated herein by reference).

        4.3 CardioGenesis 1996 Directors Stock Option Plan (Filed as an exhibit to CardioGenesis Corporation's Form SB-2, file number
                333-3752-LA, and incorporated herein by reference).

        4.4 CardioGenesis 1996 Employee Stock Purchase Plan (Filed as an exhibit to CardioGenesis Corporation's Form SB-2, file number
                333-3752-LA, and incorporated herein by reference).

        5.1     Opinion of Wilson Sonsini Goodrich & Rosati, Professional
                Corporation

       23.1     Consent of Wilson Sonsini Goodrich & Rosati, Professional
                Corporation (included in Exhibit 5.1)

       23.2     Consent of PricewaterhouseCoopers LLP, Independent Accountants.

       24.1 Power of Attorney (included on the signature page to the Registration Statement; see pages II-5 and II-6).


ITEM 9.    UNDERTAKINGS.

      The undersigned Registrant hereby undertakes:

           (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

           (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

           (4) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           (5) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, California, on March 19, 1999.

                                       ECLIPSE SURGICAL TECHNOLOGIES, INC.


                                       By: /s/ Allen W. Hill
                                           -------------------------------------
                                           Allen W. Hill
                                           President and Chief Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL THESE PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Allen W. Hill and Richard P. Powers and each of them, jointly and severally, as his true and lawful attorneys-in-fact and agents, each with full power of substitution, for him and in his name place stead in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-of-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS ON MARCH 19, 1999 IN THE CAPACITIES INDICATED:



            SIGNATURE                          CAPACITY
            ---------                          --------
         /s/ Allen W. Hill              President and Chief Executive Officer
------------------------------------        (Principal Executive Officer)
           Allen W. Hill



       /s/ Richard P. Powers            Chief Financial Officer (Principal
------------------------------------    Accounting and Financial Officer)
         Richard P. Powers


 /s/ Douglas Murphy-Chutorian, M.D.     Chairman of the Board of Directors
------------------------------------
   Douglas Murphy-Chutorian, M.D.

     /s/ Robert L. Mortensen            Director
-------------------------------------
       Robert L. Mortensen

       /s/ Iain M. Watson               Director
-------------------------------------
        Iain M. Watson


     /s/ Alan L. Kaganov
-------------------------------------              Director
       Alan L. Kaganov

       /s/ Jack M. Gill
-------------------------------------              Director
        Jack M. Gill

      /s/ Robert C. Strauss
-------------------------------------              Director
      Robert C. Strauss

                                 EXHIBIT INDEX

       Exhibit
       Number                     Description of Document
       ------                     -----------------------
        4.1     CardioGenesis 1993 Equity Incentive Plan (Filed as an exhibit to
                CardioGenesis Corporation's Form SB-2, file number 333-3752-LA, and incorporated herein by reference).

        4.2     CardioGenesis 1996 Equity Incentive Plan (Filed as an exhibit to
                CardioGenesis Corporation's Form S-8, file number 333-35095, dated September 8, 1997, and incorporated herein by reference).

        4.3 CardioGenesis 1996 Directors Stock Option Plan (Filed as an exhibit to CardioGenesis Corporation's Form SB-2, file number
                333-3752-LA, and incorporated herein by reference).

        4.4 CardioGenesis 1996 Employee Stock Purchase Plan (Filed as an exhibit to CardioGenesis Corporation's Form SB-2, file number
                333-3752-LA, and incorporated herein by reference).

        5.1     Opinion of Wilson Sonsini Goodrich & Rosati, Professional
                Corporation

       23.1     Consent of Wilson Sonsini Goodrich & Rosati, Professional
                Corporation (included in Exhibit 5.1)

       23.2     Consent of PricewaterhouseCoopers LLP, Independent Accountants.

       24.1 Power of Attorney (included on the signature page to the Registration Statement; see pages II-5 and II-6).